FINANCIAL EXPENSES, NET	12 Months Ended
Dec. 31, 2017
Interest Expense [Abstract]
FINANCIAL EXPENSES, NET
NOTE 12:-	FINANCIAL EXPENSES, NET

	Year ended December 31,
	2017	2016	2015
	US Dollars in thousands

Interest and exchange rate expenses on long-term loans	88	146	134
Expenses on short-term credit and bank charges	174	158	143
Effect of exchange rate differences on other expenses and net loss from derivative instruments	-	(31)	(59)
Other financing expenses, net	36	36	41

	298	309	259